================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         PHONETEL TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          PHONETEL TECHNOLOGIES, INC.

                          North Point Tower, 7th Floor
                              1001 Lakeside Avenue
                            Cleveland, OH 44114-1195
                                 (216) 241-2555

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, JUNE 26, 1998

                            ------------------------

To the Shareholders of PhoneTel Technologies, Inc.:

     The Annual Meeting of Shareholders of PhoneTel Technologies, Inc. (the "Company"), an Ohio corporation, will be held at the offices of the American Stock Exchange, 86 Trinity Place, New York, NY 10006 on Friday, June 26, 1998, at 9:00 A.M., Eastern Daylight Time, for the following purposes:

     1. To elect a Board of Directors consisting of five (5) directors; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on May 7, 1998 will be entitled to vote at the Annual Meeting and at any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting. The Company urges you to assure your representation at the Annual Meeting by signing and returning the enclosed proxy in the postage prepaid envelope provided. The giving of this proxy does not affect your right to vote in person if you attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          TAMMY L. MARTIN
                                          Secretary

Cleveland, Ohio
May 11, 1998

                          PHONETEL TECHNOLOGIES, INC.

                          North Point Tower, 7th Floor
                              1001 Lakeside Avenue
                           Cleveland, Ohio 44114-1195

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 26, 1998

MATTERS TO BE CONSIDERED AT THE MEETING

     This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of PhoneTel Technologies, Inc. (the "Company" or "PhoneTel") for use at the Annual Meeting of Shareholders to be held on June 26, 1998 or at any adjournment thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy, together with the Company's Annual Report for the year ended December 31, 1997 are first being mailed on or about May 11, 1998 to shareholders of record at the close of business on May 7, 1998. The Company will pay the cost of soliciting proxies.

     The only business which the Board of Directors intends to present or knows that others will present at the Meeting is as set forth in the attached Notice of Annual Meeting of Shareholders. If any other matters are properly presented at the Meeting for action to be taken thereon, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

VOTING, PROXIES AND REVOCABILITY

     Shareholders of record at the close of business on May 7, 1998 are entitled to notice of and to vote at the Meeting. Each shareholder of record is entitled to one vote on each matter for each share then held of the Company's Common Stock, $.01 par value ("Common Stock"). As of the close of business on March 31, 1998, the Company had 16,551,507 shares of Common Stock outstanding.

     A majority of the shares of Common Stock entitled to vote at the Meeting must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Proxies marked as abstentions and broker non-votes will be considered as present at the Meeting for purposes of determining the existence of a quorum.

     Executed proxies which are returned will be voted as specified therein. If no specification is made, the proxies will be voted FOR the election as Directors of the nominees as specified herein.

     A shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing, with the Secretary of the Company at the above address, either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the Meeting and votes in person.

     The Meeting may be adjourned and additional proxies solicited if, at the time of the Meeting, the votes necessary to approve any of the proposed actions have not been obtained. Any adjournment of the Meeting will require the affirmative vote of a majority of the Common Stock represented at the Meeting, in person or by proxy, even if less than a quorum.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Code of Regulations provides for a Board of Directors consisting of no less than four (4) nor more than nine (9) Directors. The Code of Regulations provides that the Board may change the number of Directors within said numbers specified. The Board has fixed the number of Directors at five (5).

     The Board of Directors of the Company has designated Joseph Abrams, Peter Graf, George Henry, Aron Katzman, and Steven Richman as nominees for election as Directors of the Company. Each of the nominees was elected to their current Director position by shareholders at the 1997 Annual Meeting. The nominees elected at the Meeting are to serve until the end of the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     Shareholders are entitled to one vote for each share of Common Stock held in their name of record as of the close of business on May 7, 1998. The five (5) candidates receiving the most votes cast by shareholders, in person or by proxy, at the Meeting shall be elected Directors. Under the Ohio General Corporation Law ("OGCL"), if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company, not less than forty-eight (48) hours before the time fixed for holding the Meeting, that the shareholder desires that the voting for election of Directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the Chairman or the Secretary of the Meeting or by or on behalf of the shareholder giving such notice, each shareholder will have cumulative voting rights. If cumulative voting rights are invoked, then each shareholder shall be entitled to as many votes as shall equal the number of shares of Common Stock he or she owns multiplied by the number of Directors to be elected, and the shareholder may cast all of such votes for a single nominee or any two or more nominees, as the shareholder may desire.

     Proxies solicited hereunder granting authority to vote on the election of Directors will be voted for the election by shareholders of each of the nominees for election as Directors. An abstention from voting any share, or a broker non-vote with respect to the election of any nominee for Director, will not affect the election of Directors. In the event that cumulative voting is in effect, the persons authorized in the enclosed form of proxy and acting thereunder shall select, and said persons shall have the authority to cumulate such voting power as they possess and distribute their votes among the nominees so as to assure the election of as many such nominees, as possible. In the event that any of the nominees becomes unavailable for any reason prior to the Meeting, the persons authorized in the enclosed form of proxy and acting thereunder may either vote such shares for a substitute nominee or for a reduced number of nominees, as they may deem advisable. The Company, however, has no reason to believe that any of the nominees will not be available.

BIOGRAPHICAL INFORMATION CONCERNING CURRENT DIRECTORS AND NOMINEES

                                                   TENURE AS DIRECTOR AND
      NAME AND AGE                       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
      ------------                       -------------------------------------------
JOSEPH ABRAMS,            Served as a Director of the Company since September 1995. Mr. Abrams is
    Age 61                also a director of Spectrum Signal Processing, Inc., a public company that specializes in digital signal solutions. Mr. Abrams was a co-founder of and served as the President of AGS Computers from 1967 to 1991. Since
                          1991, Mr. Abrams has been a private investor.

                                                   TENURE AS DIRECTOR AND
      NAME AND AGE                       PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
      ------------                       -------------------------------------------
PETER G. GRAF,            Served as a Director, Chairman and Chief Executive Officer of the Company
    Age 60                since July 1995. Mr. Graf is licensed as an attorney and certified public accountant and serves as an officer and/or director of various privately-held companies and as the Managing Partner of an accounting firm. From 1991 to September 1995, Mr. Graf served as Vice Chairman of
                          USA Mobile Communications Holdings, Inc.
GEORGE H. HENRY,          Served as a Director of the Company since April 1990. Mr. Henry has been
    Age 44                the Managing Director of G. Howard Associates, Inc., a private investment firm, since 1986. Mr. Henry is also Chairman and Chief Executive Officer of Access Television Network and Chairman of The Recovery Network.
ARON KATZMAN,             Served as a Director of the Company since September 1995. Mr. Katzman is
    Age 59                President of New Legends, Inc., a country club/residential community in the St. Louis, Missouri area, and Chairman and Chief Executive Officer of
                          Roman Company, a company engaged in the manufacturing and distribution of fashion costume jewelry. Previously, Mr. Katzman was founder and former director of Medicine Shoppe, Inc., a franchiser of pharmacies, and
                          Chairman and Chief Executive Officer of Roman Company from 1984 until it was sold in 1994. Mr. Katzman was formerly a director and officer of
                          World Communications, Inc., which was merged into the Company in
                          September 1995.
STEVEN RICHMAN,           Served as a Director of the Company since September 1995. Mr. Richman is
    Age 54                the principal owner and has served as the Chief Executive Officer of
                          Fabric Resources International for more than the past five years. Mr.
                          Richman was the co-founder and an officer of Cable Systems USA, an officer at Cellular Systems USA, and a director of USA Mobile
                          Communications Holdings, Inc. Mr. Richman has been a director of Cable
                          Systems USA II since 1989.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 1997, the Board of Directors held nine meetings and took action by unanimous written consent on four other occasions.

     The Board of Directors of the Company has a Compensation Committee, Nominating Committee and an Audit Committee, none of which held any meetings in 1997.

     The Compensation Committee has the authority to decide upon and make recommendations with respect to executive compensation matters. Joseph Abrams, Peter Graf and George Henry are members of the Compensation Committee. Joseph Abrams was elected as Chairman of the Compensation Committee.

     The Audit Committee has the authority to recommend to the Board of Directors the independent accountants to audit the Company's financial statements, to meet with the independent accountants and to review the Company's financial statements, results of audits and fees charged. Peter Graf, Aron Katzman and Steven Richman are members of the Audit Committee. Aron Katzman was elected as Chairman of the Audit Committee.

     The Nominating Committee evaluates the composition of the Board of Directors and makes recommendations to the Board of Directors as to nominees (including any nomination of qualified candidates submitted in writing by shareholders to the Secretary of the Com-

pany) for Director to be submitted to the shareholders. Joseph Abrams, Peter Graf and Steven Richman are members of the Nominating Committee. Peter Graf was elected Chairman of the Nominating Committee.

     During 1997, all Directors attended at least 75% of the aggregate total number of the meetings of the Board and Committees on which they served.

COMPENSATION OF DIRECTORS

     The Company's Code of Regulations provides that the Board of Directors may compensate Directors for serving on the Board and reimburse them for any expenses incurred as a result of Board meetings. Directors' fees have been approved by the Board of Directors and are payable only to non-employee Directors. On April 6, 1998, the Board authorized the issuance of 25,000 warrants to purchase Common Stock of the Company to each non-employee Director, at an exercise price of $1.875 per share, as compensation for services rendered during the 1997 service year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Peter Graf served as a member of the Compensation Committee of the Board of Directors during 1997 and also served as Chief Executive Officer of the Company.

     Peter G. Graf, the Company's Chairman and Chief Executive Officer, received no monetary compensation for his service during 1997. During the year, Mr. Graf received a grant of 450,000 stock options, which vests over a three-year period. The number of Mr. Graf's options was set at a level based upon his lack of monetary compensation and is believed by the Company to be competitive in the telecommunications industry.

     Compensation Committee members Peter Graf and Joseph Abrams received nominal value warrants and are holders of the Company's 14% Preferred Stock, which are described below. See "Certain Relationships and Related Transactions."

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors (the "Committee") is composed of two non-employee Directors and the Company's Chairman and Chief Executive Officer. The Committee is responsible for reviewing and approving the compensation paid to executive officers of the Company, including salaries, bonuses and stock options. Following review and approval by the Committee, action pertaining to executive compensation is reported to the full Board of Directors.

  Compensation Philosophy

     The Company's compensation of executive officers and its philosophy regarding executive compensation is comprised of the following characteristics:

(i)    Competitive base salary; and
(ii) Granting Stock Options as a portion of the total compensation which vest over a certain number of years and have an exercise price equal to the market price on the date of grant; and

(iii) Granting performance-based bonuses. Given the Company's recently demonstrated growth pattern and recently enacted federal legislation affecting the pay telephone industry, the Company believes its executive compensation should be designed to allow the Company to attract, motivate and retain executives of a high caliber to permit the Company's continued growth. The Company takes into account the compensation paid at similarly situated companies, both within and outside of the pay telephone industry, when determining executive compensation. The Company believes that by granting stock options to purchase the Company's Common Stock to its executives which vest over a certain number of years, it will be able to encourage executives to remain with the Company. Additionally, individual performance of the executive is considered as a factor in determining executive compensation, as well as the overall performance of the Company, which includes, but is not limited to earnings, revenue growth, cash flow and earnings per share. The committee also uses subjective criteria it deems relevant in its reasonable discretion.

                                            Respectfully submitted,

                                            Joseph Abrams, Chairman
                                            Peter G. Graf
                                            George H. Henry

EXECUTIVE OFFICERS

     The Company has two executive officers other than Mr. Graf.

EXECUTIVE OFFICERS    TENURE AS AN OFFICER AND BUSINESS EXPERIENCE DURING THE LAST FIVE YEARS
------------------    -----------------------------------------------------------------------
Tammy L. Martin       Served as Executive Vice President and Chief Administrative Officer of
Age 33                the Company since April 1996 and has been General Counsel and Secretary of the Company since September 1995. Previously, Ms. Martin served as
                      Associate Legal Counsel for the Company during 1993 and 1994. Prior to joining the Company, Ms. Martin was in private legal practice from 1992 to 1993.
Richard P. Kebert     Served as Chief Financial Officer and Treasurer of the Company since
Age 51                September 1996. Prior to joining the Company, Mr. Kebert was an independent consultant. From 1994 to 1996, he was Vice
                      President -- Finance and Administration of Acordia of Cleveland, Inc.
                      For 12 years prior thereto, Mr. Kebert held several senior management positions with Mr. Coffee, inc., including Vice President of
                      Administration and Secretary. Mr. Kebert is a certified public accountant.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

     On September 22, 1995, the Company entered into an employment agreement with the Company's former Senior Vice President, Gary Pace, pursuant to the terms of the acquisition of World Communications, Inc. ("World"). The agreement with Mr. Pace entitled him to annual salaries during the two-year term of the agreement of $110,000 and $120,000, respectively, as well as certain bonuses. Pursuant to its terms, the employment agreement with Mr. Pace expired on September 22, 1997 and was not renewed.

     On September 1, 1996, the Company entered into an employment agreement with the Company's Chief Financial Officer, Richard P. Kebert. The agreement with Mr. Kebert entitled him to an annual salary of $120,000 during the eighteen (18) month term (the "Term") of the agreement, as well as a minimum incentive bonus. The agreement was automatically extended for a one-year period at the end of its term.

EXECUTIVE COMPENSATION

     The following table sets forth a summary of all compensation for services rendered during the three-year period ended December 31, 1997 paid to the Company's Chief Executive Officer (the "CEO") and to each of the Company's most highly compensated executive officers who were serving as executive officers at December 31, 1997 and each of whose total salary and bonus for fiscal 1997 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG-TERM COMPENSATION
                                                             --------------------------------------------
                    ANNUAL COMPENSATION                              AWARDS                PAYOUTS
-----------------------------------------------------------  ----------------------  --------------------
                                                     OTHER               SECURITIES    LONG-
        NAME                                        ANNUAL   RESTRICTED  UNDERLYING    TERM     ALL OTHER
         AND                                        COMPEN-    STOCK      OPTIONS/   INCENTIVE   COMPEN-
      PRINCIPAL                SALARY     BONUS     SATION    AWARD(S)      SARS      PAYOUTS    SATION
      POSITION         YEAR     ($)        ($)        ($)       ($)         (#)         ($)        ($)
      ---------        ----    ------     -----     -------  ----------  ----------  ---------  ---------
Peter G. Graf(a)       1997      --         --        --         --      450,000(b)     --         --
  Chairman, Chief      1996      --         --        --         --          --         --         --
  Executive Officer    1995      --         --        --         --          --         --         --
  and Director
Tammy L. Martin        1997   132,000     48,061      --         --      200,000(c)     --      3,160(d)
  Executive Vice       1996    98,123    106,892
  President, Chief
  Administrative
  Officer, General
  Counsel and
  Secretary
Richard P. Kebert      1997   120,000     14,922      --         --      30,000(e)      --      4,700(f)
  Chief Financial      1996    54,615       --        --         --          --         --      1,600(f)
  Officer and
  Treasurer

---------------

(a) Mr. Graf has received no cash compensation for his service as Chief Executive Officer.

(b) On February 4, 1997, Mr. Graf received a grant of 450,000 stock options pursuant to the Company's 1997 Stock Incentive Plan, at an exercise price of $4.00 per share, which vests over a three-year period.

(c) On May 7, 1997, Ms. Martin received a grant of 200,000 stock options pursuant to the Company' s 1997 Stock Incentive Plan, at an exercise price of $2.69 per share, which vests over a three-year period.

(d) Represents value of personal usage of Company provided vehicle.

(e) On September 17, 1997, Mr. Kebert received a grant of 30,000 stock options pursuant to the Company's 1997 Stock Incentive Plan, at an exercise price of $2.50 per share, which vests over a three-year period.

(f) Represents automobile allowance.

GRANTS IN FISCAL 1997

     At the Annual Meeting of Shareholders held on June 30, 1997, the shareholders ratified and approved the PhoneTel Technologies, Inc. 1997 Stock Incentive Plan (the "1997 Plan"). Pursuant to the 1997 Plan, on February 4, 1997, the Board of Directors granted 450,000 options to Peter G. Graf and 180,000 options to Nickey B. Maxey, a former officer and Director, at an exercise price of $4.00 per share. Upon Mr. Maxey's resignation from the Board of Directors on December 8, 1997, 180,000 options previously granted were forfeited prior to vesting. On May 7, 1997, the Board granted 200,000 options to Tammy L. Martin at an exercise price of $2.69 per share, and on September 17, 1997, the Board granted 762,400 options in varying numbers to all employees of the Company, each at an exercise price of $2.50 per share. The September grant included 30,000 options granted to Richard P. Kebert who is a named executive officer. As of March 24, 1998, 112,000 of the employee options previously granted had been forfeited prior to vesting as a result of employee terminations or resignations.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                             ---------------------------------------------------------
                                               PERCENT OF                                     GRANT DATE
                              NUMBER OF          TOTAL                                      PRESENT VALUE
                              SECURITIES      OPTIONS/SARS                                 BASED ON BLACK-
                              UNDERLYING       GRANTED TO       EXERCISE                       SCHOLES
                             OPTIONS/SARS     EMPLOYEES IN         OR                       OPTION PRICING
                               GRANTED           FISCAL        BASE PRICE   EXPIRATION          MODEL
           NAME                  (#)              YEAR         ($/SHARE)       DATE              ($)
           ----              ------------   ----------------   ----------   ----------   --------------------
Peter G. Graf                  450,000           28.3%            4.00       02/03/07         1,543,500
  Chairman, Chief Executive
  Officer, and Director
Tammy L. Martin                200,000           12.6%            2.69       05/06/07           462,000
  Executive Vice President
  Chief Administration
  Officer, General Counsel
  and Secretary
Richard P. Kebert               30,000            1.9%            2.50       09/16/07            64,200
  Chief Financial Officer
  and Treasurer

     The following table sets forth certain information as of December 31, 1997 about unexercised stock options held by the named executive officers. No stock options were exercised by such persons during 1997. As of December 31, 1997, none of the stock options, other than 333 shares held by Ms. Martin, shown in this table were exercisable.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                  NUMBER OF       VALUE OF
                                                                 SECURITIES      UNEXERCISED
                                                                 UNDERLYING        IN-THE-
                                                                 UNEXERCISED        MONEY
                                                                   OPTIONS         OPTIONS
                                         SHARES                   AT FY-END       AT FY-END
                                        ACQUIRED      VALUE          (#)             ($)
              NAME AND                 ON EXERCISE   REALIZED   EXERCISABLE/    EXERCISABLE/
         PRINCIPAL POSITION                (#)         ($)      UNEXERCISABLE   UNEXERCISABLE
-------------------------------------  -----------   --------   -------------   -------------
Peter G. Graf                               --          --         450,000              --
  Chairman,
  Chief Executive
  Officer and Director
Tammy L. Martin                             --          --             333              --
  Executive Vice President,                                        200,000          49,500
  Chief Administrative Officer,
  General Counsel
  and Secretary
Richard P. Kebert                           --          --          30,000          13,125
  Chief Financial Officer
  and Treasurer

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to the rules of the Securities Exchange Act of 1934 (the "Act"), the Company is obligated to identify each person who, at any time during the fiscal year, was a Director,

Officer and/or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Act, or any other person subject to Section 16 of the Act with respect to the Company (a "Reporting Person") that failed to file on a timely basis, as disclosed in the Forms (as defined below), reports required by Section 16(a) of the Act during the fiscal year ended December 31, 1997, or prior fiscal years.

     The Company has, therefore, reviewed the following reports of Reporting Persons received on or before March 31, 1998: Form 3 -- Initial Statement of Beneficial Ownership of Securities and Form 4 -- Statement of Changes in Beneficial Ownership of Securities, and amendments thereto, furnished to the Company during the fiscal year ended December 31, 1997, and Form 5 -- Annual Statement of Changes of Beneficial Ownership, and amendments thereto, furnished to the Company with respect to the fiscal year ended December 31, 1997 (collectively, the "Forms"). No Forms were received by the Company during the period enumerated which were not timely filed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock owned by each Director of the Company, each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, the named executive Officers and all Directors and Officers as a group as of March 31, 1998. Unless otherwise indicated, the number of shares of Common Stock owned by the named shareholders assumes the exercise of the warrants or options that are exercisable within 60 days, the number of which is separately referred to in a footnote, and the percentage shown assumes the exercise of such warrants or options and assumes that no warrants or options held by others are exercised. This information is based upon information furnished by such persons and statements filed with the Commission and other information known by the Company.

                                                       NUMBER OF SHARES
                  NAME AND ADDRESS                     OF COMMON STOCK     PERCENTAGE
                 OF BENEFICIAL OWNER                  BENEFICIALLY OWNED    OF CLASS
                 -------------------                  ------------------   ----------
DIRECTORS/NOMINEES
------------------
Peter G. Graf(a)                                          1,665,016            9.7%
Chairman, Chief Executive
Officer and Director
1001 Lakeside Avenue, 7th Floor
Cleveland, OH 44114-1195
George H. Henry(b)                                          365,376            2.2%
Director
6860 Sunrise Court
Coral Gables, FL 33133
Steven Richman(c)                                           278,965            1.7%
Director
9 Beech Lane
Kings Point, NY 11024
Aron Katzman(d)                                             270,546            1.6%
Director
10 Layton Lane
St. Louis, MO 63124
Joseph Abrams(e)                                            224,950            1.4%
Director
85 Old Farm Road
Bedminster, NJ 07921

                                                       NUMBER OF SHARES
                  NAME AND ADDRESS                     OF COMMON STOCK     PERCENTAGE
                 OF BENEFICIAL OWNER                  BENEFICIALLY OWNED    OF CLASS
                 -------------------                  ------------------   ----------
NAMED EXECUTIVE OFFICERS
------------------------
Tammy L. Martin(f)                                           67,000              *
Executive Vice President,
Chief Administrative Officer,
General Counsel and Secretary
1001 Lakeside Avenue, 7th Floor
Cleveland, OH 44114-1195
Richard P. Kebert                                                --             --
Chief Financial Officer
and Treasurer
1001 Lakeside Avenue, 7th Floor
Cleveland, OH 44114-1195
Executive Officers and Directors(g)                       3,224,417           16.4%
as a group (7 persons)

5% BENEFICIAL OWNERS
--------------------
ING (U.S.) Investment Corporation(h)                      2,048,240           11.0%
135 East 57th Street
New York, NY 10022
Cerberus Partners, L.P.(i)                                1,922,540           10.5%
950 Third Avenue, 20th Floor
New York, NY 10022
Dwight E. Lee(j)                                            935,100            5.6%
530 Fifth Avenue, 2nd Floor
New York, NY 10036
Gabriel Capital, L.P.(k)                                  1,100,764            6.4%
Ariel Fund Limited
450 Park Avenue
New York, NY 10022

---------------

*    Less than 1.0%
(a) Includes warrants to purchase 33,231 shares of Common Stock through December 31, 2000, warrants to purchase 41,833 shares of Common Stock through August 15, 2000, options to purchase 150,000 shares of Common Stock through February 3,
     2007 and 14% Preferred Stock (as defined herein) which is convertible through June 30, 2000 into 331,228 shares of Common Stock.
(b) Includes options to purchase 25,000 shares of Common Stock through October 9, 1998.
(c) Includes Nominal Value Warrants (as defined herein) to purchase 89,998 shares of Common Stock through March 31,
     2001, warrants to purchase 12,500 shares of Common Stock through August 15, 2000, warrants to purchase 16,222 shares of Common Stock through August 29, 2000, 11,033 shares of
     Common Stock and warrants to purchase 3,244 shares of Common
     Stock through August 29, 2000 held by his spouse and 14%
     Preferred Stock which is convertible through June 30, 2000 into 55,205 shares of Common Stock.
(d)  Includes 14% Preferred Stock which is convertible through
     June 30, 2000 into 58,351 shares of Common Stock.
(e)  Includes 14% Preferred Stock which is convertible through
     June 30, 2000 into 77,287 shares of Common Stock.
(f) Includes options to purchase 333 shares of Common Stock through January 3, 2000, and options to purchase 66,667 shares of Common Stock through May 6, 2007.
(g) Includes beneficial ownership of Common Stock described above with respect to Messrs. Graf, Abrams, Henry, Katzman,
     Richman, Kebert and Ms. Martin.

(h) Reflects warrants to purchase the Series A Preferred Stock, which is immediately convertible into 2,048,240 shares of Common Stock. ING (U.S.) Investment Corporation is a wholly-owned subsidiary of Internationale Nederlanden (U.S.)
     Capital Corporation ("ING").
(i) Reflects warrants to purchase the Series A Preferred Stock, which is immediately convertible into 1,798,240 shares of Common Stock.
(j)  Reflects beneficial ownership of Barker, Lee & Co. Limited
     Partnership, J.M.R. Barker Foundation, Namakagon Associates,
     L.P., Quaker Hill Associates, L.P. and Upland Associates
     L.P.
(k) Includes warrants to purchase 270,116 shares of Common Stock which expire in August through November of 2005 and 239,270 shares of Common Stock beneficially owned by Gabriel
     Capital, L.P. and warrants to purchase 270,116 shares of Common Stock which expire in August through November of 2005 and 321,262 shares of Common Stock beneficially owned by Ariel Fund Limited.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On March 15, 1996, warrants with a nominal value ("Nominal Value Warrants") to purchase 2,018,942 shares of Common Stock expiring March 13, 2001, were issued in conjunction with the acquisitions of International Pay Phones, Inc., a Tennessee company, International Pay Phones, Inc., a South Carolina company, and Paramount Communication Systems, Inc., redemption of the 10% Cumulative Redeemable Preferred Stock, 8% Cumulative Redeemable Preferred Stock, and 7% Cumulative Convertible Redeemable Preferred Stock, and conversion of certain debt of the Company into the 14% Convertible Cumulative Redeemable Preferred Stock ("14% Preferred Stock"). The 14% Preferred Stock accrues dividends at the quarterly rate of 0.035 shares of 14% Preferred Stock per share and is redeemable by the Company for $60 per share plus accrued and unpaid dividends at any time prior to June 30, 2000, at which date the Company must redeem all outstanding shares of 14% Preferred Stock at $60 per share. Each share of 14% Preferred Stock is convertible into 10 shares of Common Stock. Concurrently with their exchange of debt and preferred stock for the 14% Preferred Stock, the following Directors, executive officers and security holders who at the time held 5% or more of the Common Stock, received the amount of 14% Preferred Stock and Nominal Value Warrants shown below.

                                                  VALUE OF DEBT/
                                               PREFERRED SURRENDERED     NUMBER OF NOMINAL
                                              AND STATED VALUE OF 14%     VALUE WARRANTS
         NAME OF BENEFICIAL OWNER             PREFERRED STOCK ISSUED          ISSUED
         ------------------------             -----------------------    -----------------
Peter G. Graf                                       $1,500,000                539,989
Chairman, Chief Executive Officer and
Director
Joseph Abrams                                          350,000                125,997
Director
Aron Katzman                                           264,250                 95,128
Director
Steven Richman                                         250,000                 89,998
Director
Nickey B. Maxey                                        174,032                 62,650
Former Director
J & C Resources, Inc.                                  825,000                296,994
5% Owner at 3/15/96
Southcoast Capital Corporation                         600,000                143,994
5% Owner at 3/15/96

     On January 2, 1997, Mr. Graf and the Company agreed to convert indebtedness of approximately $347,000, plus accrued interest of $37,000 into 124,747 shares of restricted Common Stock at $3.00 per share, representing the market price of the Common Stock on the day the Company's Board of Directors approved the conversion.

     Southcoast Capital Corporation ("Southcoast") acted as the representative of certain underwriters in connection with an offering of the Company's equity during 1996 for which it received $213,000 for services rendered, which was paid in January 1997. In addition, Southcoast received $808,000 in January 1997 for providing financial advisory services to the Company in connection with the acquisition of Cherokee Communications, Inc.

     On May 30, 1997, the Company entered into an agreement (the "Credit Agreement") with various lenders (collectively referred to as the "Lenders"). ING is Agent for the Lenders and Transamerica Business Credit Corporation and Finova Capital Corporation are Co-Agents for the Lenders. The Credit Agreement provided a $75,000,000 commitment of which $60,000,000 was to be utilized for future acquisitions ("Expansion Loan Commitment"), and $15,000,000 was to be utilized for general working capital requirements. Borrowings accrue interest at the ING Alternate Base Rate (as defined in the Credit Agreement) plus 1.50%. The Lenders received customary fees in connection with the execution of the Credit Agreement. The Credit Agreement matures on May 20, 2000 and all the Company's installed public pay telephones are pledged as collateral. The Company borrowed $17,700,000 under the Expansion Loan Commitment to complete certain acquisitions during 1997. At December 31, 1997, the Company also borrowed $7,300,000 of the Revolving Credit Commitment for interest payments due under the Company's $125,000,000 12% Senior Notes and for general working capital purposes. Subsequent to the September 16, 1997 Court ruling which vacated dial-around compensation, and pursuant to certain terms of the Credit Agreement, the agent gave notice to the Company that it was prohibited from making additional borrowings under the Credit Agreement, without prior approval from the Lenders.

     The Credit Agreement includes covenants which, among other things, require the Company to maintain ratios as to fixed charges, debt to earnings, current ratio and interest coverage (all as defined in the Credit Agreement). Other covenants limit incurrence of additional long-term debt, the level of capital expenditures, the incurrence of lease obligations and permitted investments.

     On February 24, 1998, the Credit Agreement was amended to increase the Revolving Credit Commitment to $20,000,000 and to decrease the Expansion Loan Commitment to $55,000,000. The amount available for letters of credit under the working capital commitment was reduced from $5,000,000 to $3,000,000 and certain of the covenants were amended. The Lenders received customary fees in connection with the amendment of the Credit Agreement. In February 1998, the Company borrowed an additional $3,000,000 under the Revolving Credit Commitment. On March 31, 1998, the Credit Agreement was further amended with respect to certain financial covenants.

                               PERFORMANCE GRAPH

     Effective November 14, 1996, the Common Stock of the Company began trading under the symbol "PHN" on the American Stock Exchange. Previously, the Company's stock was traded on the NASDAQ's Small Cap Market.

     The following graph shows a comparison of the five-year cumulative return (assuming reinvestment of any dividends) among the Common Stock of the Company, the S&P 500 Index ("S&P 500"), the Russell 2000 Index ("Russell 2000"), and a peer group selected by the Company. The peer group consists of Peoples Telephone Company, Inc. ("Peoples"), Communications Central Inc. ("CCI") and Davel Communications Group, Inc. ("Davel"). In 1992, Peoples was the only company in the peer group because CCI and Davel were not publicly traded until 1993. The information in the graph assumes an investment of $100 in the Common Stock of the Company and each index or group on December 31, 1992.

     The stock price performance information shown in the following graph is historical information and is not necessarily indicative of future price performance. The stock price of the Company set forth below has been adjusted to reflect a one for six reverse stock split which was effective on December 26, 1995.

             COMPARISON OF FIVE YEAR CUMULATIVE APPRECIATION AMONG PHONETEL, THE S&P 500, THE RUSSELL 2000 AND A PEER GROUP*

      MEASUREMENT PERIOD                               RUSSELL
     (FISCAL YEAR COVERED)            PEERS              2000            S&P 500             PHN
1992                                          100               100               100               100
1993                                          114               117               107               128
1994                                          106               113               105               196
1995                                           60               138               141               285
1996                                           86               164               170                53
1997                                          116               198               223                48

* Assumes $100 is invested on 12/31/1992
                            ------------------------

                    RELATIONSHIP WITH THE COMPANY'S AUDITORS

     The Company is not required to obtain shareholder approval or ratification of its selection of its auditors under the laws of the State of Ohio, and the Audit Committee and the Board of Directors reserve the right to make any change in auditors at any time, and without shareholder approval, which they deem advisable or necessary. Representatives of Price Waterhouse LLP, the Company's current auditors, are expected to be present at the Annual

Meeting and will be afforded the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.
                            ------------------------

                             ADDITIONAL INFORMATION

COST OF SOLICITATION OF PROXIES

     The cost of soliciting proxies will be paid by the Company, including expenses for preparing and mailing proxy solicitation materials. In addition to use of the mails, proxies may be solicited by certain officers, Directors and regular employees of the Company, without extra compensation, by telephone, telegraph or personal interview.

SHAREHOLDER PROPOSAL DEADLINE

     A shareholder proposal intended to be presented to the 1999 Annual Meeting must be received by the Company on or before December 21, 1998 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Said proposal should be addressed to Secretary, PhoneTel Technologies, Inc., North Point Tower, 7th Floor, 1001 Lakeside Avenue, Cleveland, Ohio 44114-1195.

OTHER BUSINESS

     The Company is not aware of any matters to be brought before the Meeting. However, if other matters come before the Meeting, it is the intention of the proxy holders named in the enclosed form of proxy to vote in accordance with their discretion on such matters.

     Shareholders are urged to specify their choice on the matters to be voted on at the Meeting and to date, sign and return the enclosed proxy in the envelope provided. A prompt response is helpful, and your cooperation will be appreciated.

                                            By Order of the Board of Directors

                                            ------------------------------------
                                            TAMMY L. MARTIN
                                            Secretary

Cleveland, Ohio
May 11, 1998
                            ------------------------

                                FORM 10-K REPORT

     IN ADDITION TO ITS ANNUAL REPORT TO SHAREHOLDERS, THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. SHAREHOLDERS MAY, WITHOUT CHARGE, OBTAIN A COPY WITHOUT EXHIBITS BY WRITING TO THE COMPANY, ATTENTION: SECRETARY, PHONETEL TECHNOLOGIES, INC., NORTH POINT TOWER, 7TH FLOOR, 1001 LAKESIDE AVENUE, CLEVELAND, OHIO 44114-1195.

                              PHONETEL TECHNOLOGIES, INC.
                             North Point Tower, 7th Floor
                                 1001 Lakeside Avenue
                              Cleveland, Ohio 44114-1195

                                    REVOCABLE PROXY

          The undersigned hereby appoints Peter G. Graf and Tammy L. Martin, or either of them, as Proxies, each with the power of substitution and resubstitution and hereby authorizes them to represent and to vote, as designated below, all shares of common stock par value $.01 of PhoneTel Technologies, Inc. held of record on May 7, 1998 by the undersigned, at the Annual Meeting of Shareholders to be held on June 26, 1998 or any adjournment thereof.

       1. ELECTION OF BOARD OF DIRECTORS

           [ ] FOR ALL NOMINEES LISTED BELOW                          [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below)                   to vote for all nominees listed below
         (INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line set forth below.)
         Joseph Abrams, Peter G. Graf, George H. Henry, Aron Katzman, Steven Richman

         ------------------------------------------------------------------------------------------------------------------

           (Continued, and to be dated and signed, on the other side)

                        (Continued from the other side)

       2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS ARE PROPERLY PRESENTED AT THE MEETING FOR ACTION TO BE TAKEN THEREUNDER, THIS PROXY WILL BE VOTED ON SUCH MATTERS BY THE PERSONS NAMED AS PROXIES HEREIN IN ACCORDANCE WITH THEIR BEST JUDGMENT.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                   Dated: _______________, 1998

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                     Signature if Held Jointly

                                                   (Important: Please sign name
                                                   as appears hereon indicating,
                                                   where proper, official
                                                   position or representative
                                                   capacity, in case of joint
                                                   holders, both should sign.)

                                                   [ ] Yes, I plan to attend the
                                                       meeting.

                                                   [ ] No, I do not plan to
                                                       attend the meeting.

                                                      THIS PROXY IS SOLICITED
                                                           ON BEHALF OF
                                                      THE BOARD OF DIRECTORS